EXHIBIT 23.2

                         CONRAD C. LYSIAK
                  Attorney and Counselor at Law
                      601 West First Avenue
                            Suite 503
                   Spokane, Washington   99201
                          (509) 624-1475
                       FAX: (509) 747-1770





                             CONSENT


          I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Paxton Mining Corporation and to the reference to my firm under the subcaption "Legal Matters."

          DATED this 31st day of August, 1999.

                              Yours truly,


                              /s/ Conrad C. Lysiak